Exhibit 99.1
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Directors and Stockholders of Diamond Foods, Inc.
Stockton, California
We have audited the accompanying statement of assets to be sold and liabilities to be assumed of Harmony Foods Corporation – Retail Division (the “Company”), as of March 31, 2006, pursuant to the asset purchase and sale agreement by and among GSH Holdings, Inc and Harmony Foods Corporation, as Seller, and Diamond Foods, Inc. (“Diamond”), as Buyer, and SPC Partners II, L.P. dated May 9, 2006 (the “Agreement”), as described in Note 1, and the related statement of net sales, cost of goods sold and direct expenses for the nine-month period then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
The accompanying financial statements were prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in this Form 8-K/A of Diamond Foods, Inc., and are not intended to be a complete presentation of Harmony Food Corporation’s assets and liabilities or results of operations
In our opinion, the accompanying statements present fairly, in all material respects, the assets to be sold and liabilities to be assumed of the Company pursuant to the Agreement referred to above, and the related net sales, cost of goods sold and direct expenses of the Company for the nine-month period ended March 31, 2006, in conformity with accounting principles generally accepted in the United States of America.
The accompanying financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the financial position or results of operations of the Company had it been operated as an entity independent of Harmony Foods Corporation and GSH Holdings, Inc. As described in Note 2, certain cost of goods sold and direct expense amounts represent allocations made from Harmony Foods Corporation from such amounts applicable to the company as a whole.
/s/ Deloitte & Touche LLP
Oakland, California
August 3, 2006

HARMONY FOODS CORPORATION — RETAIL DIVISION
STATEMENT OF ASSETS TO BE SOLD AND LIABILITIES TO BE ASSUMED
AS OF MARCH 31, 2006
(IN THOUSANDS)

ASSETS TO BE SOLD

Trade receivables, net	$3,073
Inventories	4,932
Prepaid and other assets	93
Property and equipment, net	3,258

TOTAL ASSETS	$11,356

LIABILITIES TO BE ASSUMED
Trade accounts payable	$2,704
Accrued property taxes	235
Accrued rebates	401
Accrued expenses	268
Deferred rent	394

Commitments and contingencies (Note 6)

TOTAL LIABILITIES	$4,002

See notes to financial statements.

STATEMENT OF NET SALES, COST OF GOODS SOLD, AND DIRECT EXPENSES
FOR THE NINE MONTH PERIOD ENDED MARCH 31, 2006
(IN THOUSANDS)

NET SALES	$25,298

COST OF GOODS SOLD	25,329

Gross Margin (Deficiency)	(31)

DIRECT EXPENSES
Selling, general and administrative	5,987
Research and development	153

Total direct expenses	6,140

EXCESS OF COST OF GOODS SOLD AND DIRECT EXPENSES OVER NET SALES	$(6,171)

See notes to financial statements.

HARMONY FOODS CORPORATION — RETAIL DIVISION
NOTES TO FINANCIAL STATEMENTS
AS OF AND FOR THE NINE MONTH PERIOD ENDED MARCH 31, 2006
(IN THOUSANDS)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying financial statements include the assets to be sold and liabilities to be assumed of Harmony Foods Corporation — Retail Division (“Retail” or the “Company”), pursuant to the Asset Purchase and Sale Agreement by and among Diamond Foods, Inc.(“Diamond”), as Buyer, GSH Holdings, Inc., as Parent, Harmony Foods Corporation, as Seller, and SPC Partners II, L.P., as Representative of Seller and Parent, dated May 9, 2006 (the “Agreement”) and the related net sales, cost of goods sold and direct expenses of Retail. Harmony Foods Corporation (“Harmony”) is a wholly-owned subsidiary of GSH Holdings, Inc. (“GSH”), and SPC Partners II, L.P. (“SPC”) is the majority stockholder of GSH.
Retail’s operations include a leased manufacturing facility in Fishers, Indiana, which produces products exclusively for Retail’s product lines and a shared manufacturing facility in Santa Cruz, California which produces products for Retail and other Harmony operations. The products manufactured in the shared facility are transferred to Retail at cost. Only assets to be acquired by Diamond are included in the accompanying statement of assets to be sold and liabilities to be assumed. All other assets, including the shared manufacturing facility, owned by Harmony are not included in the assets to be sold since they are not being sold to Diamond under terms of the Agreement referred to above. Retail’s products are sold by employed sales representatives and independent representatives. Administrative services for all of Harmony’s operations are located within the Fishers, Indiana facility. See Note 2, ALLOCATION OF COST OF GOODS SOLD AND DIRECT EXPENSES, for a further description of these services. Research and development activities occur primarily at the Fishers, Indiana facility. The statement of net sales, cost of goods sold and direct expenses do not include any amounts for interest expense and income taxes because there is no reasonable basis to identify those corporate expenses incurred by Harmony with individual portions of its business.
The financial statements include allocations to cost of goods sold and direct expenses incurred for certain shared services costs related to Retail. As a result, the financial information presented herein may not be indicative of the results that would have been achieved had Retail operated as a separate independent entity.
Business
The Company is a branded and private label food processor specializing in the manufacturing of products such as trail mixes, specialty dried fruits, nuts and seeds, sweet/salty snacks, and organic snacks, which are available in multiple packaging options including resealable single and multiple serve bags, deli cups and self-serve produce bins. The Company sells its products to retail grocery stores, mass merchandisers and club stores located throughout the United States.
Estimates
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires the Company to make estimates and assumptions that affect the amounts reported and disclosed in the financial statements and the accompanying notes. Actual results could differ from those estimates. Significant accounting estimates used include estimates related to inventories, trade receivables, and useful lives of property and equipment, among others. In addition, estimates are used in allocating certain direct expenses to Retail for selling, general and administrative activities conducted jointly for the benefit of the Harmony operations (see Note 2). The Company believes these allocations are reasonable.
Certain Risks and Concentrations
The Company’s revenues are principally derived from the sale of products such as trail mixes, specialty dried fruits, nuts and seeds, sweet/salty snacks, and organic snacks, which are available in multiple packaging options including resealable single and multiple serve bags, deli cups and self-serve produce bins, the market for which is highly competitive. Significant changes in customer buying behavior could adversely affect the Company’s operating results.

Approximately 16% of the Company’s sales for the nine month period ended March 31, 2006 were derived from one customer. Approximately 27% of the Company’s accounts receivable as of March 31, 2006 was from two customers.
Receivables and Credit Policies
Trade accounts receivable are uncollateralized customer obligations due under normal trade terms requiring payment generally within 14 to 30 days from the invoice date. Accounts receivable are stated at the amount billed to the customer. The carrying amount of trade accounts receivable is reduced by an allowance that reflects the Company’s best estimate of the amounts that will not be collected. The Company reviews all accounts receivable balances and provides an allowance for doubtful accounts based on the credit worthiness of the customer, historical experience and current economic conditions.
Inventories
Inventories are stated at the lower of cost, determined by the first-in, first-out (FIFO) method, or market.
Provisions are made for obsolete and slow-moving inventory, which are included in cost of goods sold.
Property and Equipment
Property and equipment is recorded at cost less accumulated depreciation.
Maintenance and repair expenditures are expensed when incurred. When assets are retired or sold, the related cost and accumulated depreciation or amortization is removed from the accounts and any resulting gain or loss is included in operations. Depreciation and amortization are computed using the straight-line method over the following estimated useful lives:

Leasehold improvements	Remaining term of lease
Machinery and equipment	3-10 years
Office furniture and fixtures	3-10 years
Transportation equipment	3-5 years
Display racks	1.5 years
Only assets to be acquired by Diamond are included in the accompanying statement of assets to be sold and liabilities to be assumed. All other assets shared with other Harmony operations, and owned by Harmony, are excluded.
Impairment of Long-Lived Assets
The Company reviews all long-lived assets for impairment whenever events or changes in facts and circumstances indicate that the carrying value of the assets may not be recoverable. An impairment loss is recognized in operating results when future undiscounted cash flows are less than the assets’ carrying value. An impairment loss would reduce the carrying value of an asset to its fair value.
Revenue Recognition
The Company recognizes revenue in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition (“SAB No. 104”) issued by the Staff of the Securities and Exchange Commission (“SEC”). SAB No. 104 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services have been rendered; (3)the fee is fixed or determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) are based on the Company’s judgment regarding the fixed nature of the fee charged for products delivered and the collectibility of those fees. Application of these criteria has generally resulted in our revenue recognition upon shipment of goods (when title and risk of loss passes) to customers.
Promotional allowances, customer rebates and marketing allowances are recorded at the time the related revenue is recognized and are reflected as reductions of net sales. Annual volume rebates are estimated based upon projected volumes for the year, while promotion and marketing allowances are recorded based upon the terms of the arrangements. Payments to certain customers to reimburse them for cooperative advertising programs are recorded as a deduction of net sales, in accordance with EITF No. 01-09, Accounting for Consideration Given by Vendor to a Customer.

Advertising Costs
The Company expenses adverting costs as incurred and such amounts are included in selling, general and administrative expenses. Advertising costs totaled approximately $464 for the nine month-period ended March 31, 2006.
Research and Development Costs
The Company expenses research and development costs as incurred.
Shipping and Handling Costs
Shipping and handling costs are included as a component of costs of goods sold. Related amounts billed to customers are included in net sales.
Fair Value of Financial Instruments
The fair value of certain financial instruments, including trade receivables, accounts payable and accrued liabilities approximate the amounts recorded in the statement of assets to be sold and liabilities to be assumed because of the relatively short term maturities of these financial instruments.
Recent Accounting Pronouncements
In November 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 151, Inventory Costs, An Amendment of ARB No. 43, Chapter 4. SFAS No. 151 requires allocation of fixed production overhead to inventories based on the normal capacity of the production facilities. Unallocated overhead must be recognized as an expense in the period incurred. SFAS No. 151 is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. The Company has determined SFAS No. 151 did not have a material effect on its financial statements for the nine month-period ended March 31, 2006.
In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions. The amendments made by SFAS No. 153 are based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow exception for nonmonetary exchanges of similar productive assets and replace it with a broader exception for exchanges of nonmonetary assets that do not have commercial substance. The Company has determined the effect of SFAS No. 153 did not have any effect on its financial statements for the nine-month period ended March 31, 2006. In March 2005, the FASB issued Financial Interpretation Number (“FIN”) 47, Accounting for Conditional Asset Retirement Obligations - An Interpretation of FASB Statement No. 143. This Interpretation clarifies the timing of liability recognition for legal obligations associated with an asset retirement when the timing and/or method of settling the obligation are conditional on a future event that may or may not be within the control of the entity. FIN 47 is effective no later than the end of fiscal years ending after December 15, 2005. The Company has determined FIN 47 did not have any effect on its financial statements for the nine- month period ended March 31, 2006.
2. ALLOCATION OF COST OF GOODS SOLD AND DIRECT EXPENSES
Harmony Foods Corporation reports net sales, costs of goods sold and direct expenses based on production location (Fishers, Indiana or Santa Cruz, California) for internal financial reporting. In addition, Harmony shared services, such as human resources, customer service and finance and administration, are reported as expenses of the Fishers location for internal financial reporting. However, for the purposes of the accompanying financial statements, such costs were allocated to cost of goods sold and direct expenses of Retail on the basis described below.
Fishers cost of goods sold includes the actual costs for those products sold related specifically to Retail. Selling, general and administrative expenses includes an allocation of Fishers shared expenses computed based on the proportion of total Retail sales to total sales of Harmony, with the exception of 1) costs specific to Retail and wages and 2) related benefits of shared services such as customer service, human resources, finance and administration. Costs related specifically to Retail have been allocated entirely to Retail. Wages and related benefits of shared services have been allocated to Retail based on the Company’s assessment of time spent by specific individuals related to the retail business.
Santa Cruz cost of goods sold includes actual costs based on standards and manufacturing variances related to actual product sales to Fishers and in bound freight costs that have been allocated based on the proportion of Retail sales in Santa

Cruz to total sales in Santa Cruz. Santa Cruz selling, general and administrative expenses include costs related specifically to Retail, such as brokerage commissions and advertising.
The Company believes that allocations of costs to Retail cost of goods sold and direct expenses are reasonable; however, these costs may not be indicative of the costs that would have been incurred if Retail operated on an independent basis.
3. INVENTORIES
Inventories consist of the following at March 31, 2006:

Packaging materials	$663
Raw materials	2,427
Finished goods	1,842

Total Inventories	$4,932

4. PROPERTY AND EQUIPMENT, NET
Property and equipment consists of the following at March 31, 2006

Leasehold improvements	$585
Machinery and equipment	5,582
Office furniture and fixtures	653
Transportation equipment	11
Display racks	2,581

9,412
Less: Accumulated depreciation and amortization	(6,154)

Total Property and Equipment, net	$3,258

Depreciation and amortization expense was approximately $1,241 for the nine month period ended March 31, 2006.
5. RETIREMENT PLAN
Harmony sponsors a 401(k) retirement savings plan covering substantially all of its employees at least 21 years of age. Plan participants may elect to have a percentage of their salaries contributed to the Plan. However, participants’ salary reduction contributions for the plan year may not exceed the limits prescribed by the Internal Revenue Code. Harmony provides a matching contribution of 50% of the participants’ contributions up to $2,000 and 25% of the remaining participants’ contributions up to 8% of their compensation. Retirement plan expense for the Retail employees was $44 for the nine month period ended March 31, 2006.
On May 24, 2006, Harmony’s Retail employees’ 401 (k) investment accounts were rolled over to a new Diamond 401 (k) retirement savings plan.

6. COMMITMENTS AND CONTINGENCIES
The Company leases its manufacturing facility under a noncancellable operating lease that expires on November 14, 2015. The lease includes two successive renewal terms of five years each. The Company leases an adjoining warehouse under a noncancellable operating lease that expires on July 31, 2019. The Company also has various other noncancellable leases for machinery and equipment with terms ranging from 2 to 5 years.
Total rent expense was approximately $895 for the nine month-period ended March 31, 2006.
At March 31, 2006, the future minimum rental payments required under noncancellable operating lease agreements were as follows:

Payable In Year
Ending March 31,
2007	$1,081
2008	1,025
2009	1,010
2010	1,038
2011	1,077
Thereafter	6,941

Total	$12,172

7. OTHER RELATED PARTY TRANSACTIONS
Harmony’s manufacturing facility in Santa Cruz, California manufactures gummies and jells for sale to Retail’s customers. Retail purchases these products periodically throughout the year. Purchases totaled $642 for the nine month period ended March 31, 2006.
8. SEGMENT DISCLOSURE
The Company operates in a single segment: the processing, marketing and distributing of trail mixes, specialty dried fruits, nuts and seeds, sweet snacks and organic snacks. All sales are to customers located in the United States. All long-lived assets are located in the United States.